                                                                    Exhibit 99.2

                                  CERTIFICATION

                    Certification of Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

      In connection with the Quarterly Report of Scope Industries (the "Company") on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric M. Iwafuchi, Chief Financial Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.


Dated: November 13, 2002

                                          /s/ Eric M. Iwafuchi
                                          --------------------------------------
                                          Eric M. Iwafuchi
                                          Vice President, Chief Financial
                                          Officer and Secretary

      The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate document.